EXHIBIT 10.2

ALTERNATE CURRENCY NOTE

June 12, 2007

FOR VALUE RECEIVED, the undersigned, U-STORE-IT, L.P., a limited liability partnership formed under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Alternate Currency Lender”), in care of Wachovia Bank, National Association, London Branch, at its address at 3 Bishopsgate, London 3C2N 3AB, or such other financial institution designated by the Agent to act as the Agent’s Correspondent or at such other address as may be specified in writing by the Agent to the Borrower, the aggregate unpaid principal amount of Alternate Currency Loans made by the Alternate Currency Lender to the Borrower under the Credit Agreement (as herein defined), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, in the currencies, at the rates and on the dates provided in the Credit Agreement.

The date, amount of each Alternate Currency Loan made by the Alternate Currency Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Alternate Currency Lender on its books and, prior to any transfer of this Note, endorsed by the Alternate Currency Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Alternate Currency Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Alternate Currency Loans made by the Alternate Currency Lender.

This Note is the Alternate Currency Note referred to in the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, U-Store-It Trust, the financial institutions party thereto and their assignees under Section 13.5. thereof (the “Lenders”), the Agent, and the other parties thereto.  Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Alternate Currency Loans upon the terms and conditions specified therein.

Except as permitted by Section 13.5. of the Credit Agreement, this Note may not be assigned by the Alternate Currency Lender to any Person.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

Time is of the essence for this Note.

[Signature on Next Page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Alternate Currency Note under seal as of the date first written above.

U-STORE-IT, L.P.

By: U-Store-It Trust, its sole general partner

By:	Christopher P. Marr
	Name:	Christopher P. Marr
	Title:	CFO